UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             UNITED BANCSHARES, INC.
                (Name of Registrant as Specified In Its Charter)

                 Tucci & Tannenbaum, A Professional Corporation
                   2300 Packard Building, 111 S. 15th Street
                             Philadelphia, PA 19102
                                 (215) 665-0600
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                            [United Bank Letterhead]

                                  URGENT
                          IMMEDIATE RESPONSE REQUESTED


April 17, 1997



Dear Shareholder:

     On behalf of the Board of Directors and management, I am pleased to invite you to the 1997 Annual Meeting of Shareholders of United Bancshares, Inc. which is to be held on Monday, May 19, 1997, at 10:00 a.m. at the Federal Reserve Bank of Philadelphia, 100 North 6th Street, Philadelphia, PA. Accompanying this letter are a Notice of Meeting, a Proxy Statement and a proxy form.

     I urge you to read the enclosed material carefully and to complete, sign and mail promptly the proxy form contained with this letter so that your vote will be counted. A self-addressed stamped envelope is enclosed for your convenience.

     The officers, directors and staff of United Bank sincerely appreciate your continuing support.

Sincerely,

/s/  Emma C. Chappell

Dr. Emma C. Chappell

                             UNITED BANCSHARES, INC.
                                714 Market Street
                             Philadelphia, PA 19106

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 1997

                                 --------------

Dear Shareholders,

     The Annual Meeting of the Shareholders of United Bancshares, Inc. ("UBS") will be held at 10:00 a.m., local time, on Monday, May 19, 1997 at the Federal Reserve Bank of Philadelphia, 10 Independence Place, Philadelphia, Pennsylvania 19106, for the following purposes:

          1. To elect one Class A directors to serve until the expiration of their three year term and until his successor is elected.

          2. To elect three Class B directors to serve until the expiration of their four year terms and until their successors are duly elected.

          3. To ratify the appointment of Ernst & Young LLP as independent auditors for the 1996 fiscal year.

          4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.


                                           By Order of the Board of Directors
                                           WILLIAM B. MOORE, Secretary
April 16, 1997

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 19, 1997
                                 PROXY STATEMENT

     The enclosed proxy is solicited by and on behalf of the Board of Directors of United Bancshares, Inc. ("UBS"). All costs of solicitation, (including printing and mailing of this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by UBS. In addition to the solicitation of proxies by mail, officers and employees of UBS may solicit in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting materials to their principals.

     All shareholders of UBS Common Stock of record as of the end of business on April 10, 1997, are entitled to vote at the meeting or any adjourned session. Each share is entitled to one vote. As of the date upon which the enclosed proxy was mailed, there were issued and outstanding approximately 816,355 shares of UBS Common Stock. This Proxy Statement was mailed to the shareholders of UBS on or about April 21, 1997.

     At the Annual Meeting, the shareholders of UBS are being asked to consider and vote upon (i) the election of one Class A Director to serve for a term of three years until his successor is duly elected and qualified, (ii) the election of three Class B Directors to serve for a term of four years and until their successors are elected and qualified, and (iii) the ratification of independent auditors for UBS.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote for management's slate of Directors, and all proposals as recommended by the Board of Directors. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by written notice to the Secretary of UBS, or by voting in person at the meeting. The mailing address of UBS is 714 Market Street, Philadelphia, Pennsylvania 19106.

     Shareholders who need directions to the location of the Annual Meeting should call 215-829-2265 between the hours of 8:30 A.M. and 4:30 P.M., local time, on any business day.



                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 1

     A copy of UBS's Annual Report for the year ended December 31, 1996, including financial statements, is being distributed to each shareholder with this Proxy Statement.

                            1. ELECTION OF DIRECTORS.

     The Board of Directors of UBS has nominated the person listed below for election as a Class A Director, to hold office until the expiration of a three year term and until his successor is duly elected and qualified:

                                                    YEAR FIRST
                          PRINCIPAL                 BECAME          TERM
NAME             AGE      OCCUPATION                DIRECTOR        WILL EXPIRE
----             ---      ----------                --------        -----------

Luis A.          39       Executive Director        1993            2000
 Cortes, Jr.              of Hispanic Clergy
                          of Phila. vicinity
                          Phila., PA

     The Board of Directors of UBS has nominated the three persons listed below for election as Class B directors, each to hold office until the expiration of their four year term and until his or her successor is elected and qualified:

                                                       YEAR FIRST
                       PRINCIPAL                       BECAME       TERM
NAME            AGE    OCCUPATION                      DIRECTOR     WILL EXPIRE
----            ---    ----------                      --------     -----------

Kemel G.
 Dawkins        73     President, Kemrodco             1993         2001
                       Development and
                       Construction Company, Inc.,
                       President, Kem-Her
                       Construction Company
                       Inc., Phila., PA.

Angela M.
 Huggins        53     Director of Facilities          1993         2001
                       Services, RMS Technologies
                       Inc., Marlton, NJ;

Elmer
 Young, Jr.     72     Retired;                        1993         2001
                       Previously Vice President
                       Glenmede Trust Company;
                       Senior Vice President
                       First Pennsylvania Bank
                       Phila., PA


                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 2

     If any such nominee is not available for election at the time of the meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend unless the number of directors serving on the Board is reduced. All nominees are currently Directors of UBS and have served in such capacity since UBS's inception. On April 10, 1997, the nominees owned shares of UBS in the following amounts: Luis A. Cortes, Jr. (500 shares); Angela M. Huggins (4,200 shares); Elmer Young, Jr. (100 shares); and Kemel G. Dawkins (8,333 shares). On April 10, 1997, all directors and officers of UBS, as a group, owned approximately 9.5% of all of the outstanding shares of UBS.

     In addition to the nominees proposed above, the following persons will serve as Directors of UBS during the ensuing year:


                                                        YEAR FIRST
                     PRINCIPAL                          BECAME       TERM
NAME           AGE   OCCUPATION                         DIRECTOR     WILL EXPIRE
----           ---   ----------                         --------     -----------


James F.       75    Vice Chairman of the               1993         1998
 Bodine              Bank and UBS; Retired
                     Managing Partner, Urban Affairs

S. Amos        78    Pastor, Philippian Baptist         1993         1999
 Brackeen            Church,
                     Phila., PA

Emma C.        56    Founder, Chairman, President       1993         1999
 Chappell            Chief Executive Officer, United
                     Bank of Philadelphia and United
                     Bancshares, Inc.
                     Phila., PA.

L. Armstead
 Edwards       54    Owner and President,               1993         2000
                     P.A.Z., Inc.,
                     Phila., PA

Marionette     51    Secretary/ Treasurer               1996         2000
 Y. Frazier          since 1981,
                     John Frazier, Inc.,
                     Phila., PA; construction

William C.     72    Co-Founder, Ivy Leaf               1993         1998
 Green               Middle School
                     Phila., PA


                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 3

                                                    YEAR FIRST
                       PRINCIPAL                    BECAME       TERM
NAME            AGE    OCCUPATION                   DIRECTOR     WILL EXPIRE
----            ---    ----------                   --------     -----------

William B.      54     Pastor, Tenth Memorial       1993          1999
 Moore                 Baptist Church
                       Phila., PA

Verdaynea F.    34     Co-Founder, United           1997          1998
 Eason                 Bank of Philadelphia
                       Phila., PA

Ernest L.
 Wright         68     Founder, President and       1993          2000
                       CEO of Ernest L. Wright
                       Construction Company,
                       Phila., PA

     The proxy holders will have the right to vote cumulatively for any or all of the named nominees within each class or their substitutes, as the proxy holders deem best. If any nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the Directors remaining in office, though less than a quorum. Each Director so elected shall remain a Director until his or her successor is elected by the shareholders at the annual meeting of the shareholders at which members of the Directors' class are elected, or at any special meeting prior thereto called for such purpose.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of UBS, during the year ended December 31, 1996, held ten meetings. The following Directors attended less than seventy-five percent (75%) of the board meetings of UBS held: NONE.

     The Board of UBS has a standing Human Resources Committee which is composed of the following Directors, a majority of whom are not "interested persons" of
UBS:

                                S. Amos Brackeen
                                 James F. Bodine
                                Emma C. Chappell
                                Kemel G. Dawkins
                                William C. Green



                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 4

During the year ended December 31, 1996, the UBS Human Resources Committee held one meeting. The Bank held three meetings of its Human Resources Committee which is composed of the same members. The Committee is responsible principally for:
(1) evaluating the performance of UBS's executive officers, and developing and approving the executive compensation plan (including base salary, customary insurance and other benefits, and incentives) for such officers; and (2) interviewing, evaluating and recommending to shareholders candidates for election to UBS's Board of Directors.

     The Committee will consider Director nominations recommended by shareholders. Such nominations can be made by submitting a written request for consideration of a candidate, including a resume, to Reverend S. Amos Brackeen, Chairman of the Committee.

     The Board of UBS also has a standing audit committee for the purpose of interfacing with UBS's independent auditors and reviewing the internal controls of UBS consisting of the following board members:

                                 James F. Bodine
                               Luis A. Cortes, Jr.
                                Emma C. Chappell
                                Kemel G. Dawkins
                                William B. Moore


                          PRINCIPAL EXECUTIVE OFFICERS

NAME                                AGE                 OFFICE
----                                ---                 ------

Emma C. Chappell ..........         56         Chairman, President and Chief
                                               Executive Officer

James F. Bodine ............        75         Vice Chairman

Reverend William B. Moore ..        54         Secretary

L. Armstead Edwards ........        54         Treasurer




                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 5

REMUNERATION OF DIRECTORS AND
EXECUTIVE OFFICERS

                                       COMPENSATION TABLE

Name of
Individual or
Number          Capacities in
in Group        Which Served                 1996 Salary       1996 Cash Bonus
--------        ------------                 -----------       ---------------

Emma C.         Chairman, President          $162,000          $0
Chappell        Chief Executive Officer
                                             1995 Salary       1995 Cash Bonus
                                             -----------       ---------------

                                             $150,000          $23,285

                                             1994 Salary       1994 Cash Bonus
                                             -----------       ---------------

                                             $150,000          $35,000

     The Bank elected at a meeting of its Board of Directors held January 6, 1994, to provide Directors with compensation for each meeting attended in the amount of three hundred fifty dollars ($350) per Board meeting attended and one hundred fifty dollars ($150) for each committee meeting attended. At a Board of Directors meeting of the Bank held November 16, 1996 the Board voted to reduce the fees paid for Board and committee meetings to $175 for each Board meeting attended and $75 for each committee meeting attended. Directors who are also salaried officers of the Bank receive no remuneration for their services as Directors. UBS directors are not currently compensated for their service as Directors of UBS. During the fiscal year ended December 31, 1996, the Bank paid its "non-interested" Directors $34,550 in Directors' fees.

     Dr. Emma C. Chappell, who is founder of the Bank serves as Chairman of the Board, President, and Chief Executive Officer of UBS since UBS's formation, receives a minimum annual salary of $150,000 for her service as Chairman, President and Chief Executive Officer of the Bank. Dr. Chappell is not presently compensated for her service as Director of UBS.

     No deferred compensation or bonus compensation has been paid by UBS, or will be paid by UBS on account of services rendered to UBS to the date of this Proxy Statement. Neither the Bank nor UBS has provided, or will provide on account of services performed through December 31, 1996 any further compensation pursuant to any plan.



                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 6

     One hundred thousand shares of UBS's Common Stock are subject to a Long Term Incentive Compensation Plan (the "Plan") under which options to purchase UBS's Common Stock may be granted to key employees at a price not less than the fair market value thereof at the date of the grant ("Options"), and Common Stock may be awarded as Restricted Stock, subject for a period of time to substantial risk of forfeiture and restrictions on disposition as determined by the Compensation Committee as of the date of the grant ("Restricted Stock"). Pursuant to the Plan, options are granted in tandem with Stock Appreciation Rights allowing the holder of an Option to surrender the Option and receive an amount equal to the appreciation in market value of a fixed number of shares of Common Stock from the date of the grant of the Option ("SARs"). SARs may be payable in Common Stock or cash or a combination of both. The Plan also allows the Compensation Committee to grant Performance Shares, which are contingent rights to receive, when certain performance criteria have been attained, amounts of Common Stock and cash determined by the Compensation Committee for such an award ("Performance Shares"). Such rights are subject to forfeiture or reduction if performance goals specified are not met during the performance period.

     No grants have been made pursuant to the Plan as of the date of this Proxy Statement.

                             2. INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as independent auditors to audit and certify consolidated financial statements of UBS for the year ending December 31, 1996 and to provide certain accounting services to UBS during 1997. Ernst & Young LLP has served in this capacity since UBS's inception.

     A representative of Ernst & Young LLP will be present at the meeting if requested by a shareholder (either by telephone or in writing) in advance of the meeting. Such requests should be directed to the Secretary of UBS.

REQUIRED VOTE

         An affirmative vote of a majority of the shares of UBS represented at the meeting will be required to ratify this appointment. The Board of Directors recommends a vote for this proposal.




                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 7

                             3.  CERTAIN RELATIONSHIPS AND RELATED
                                          TRANSACTIONS.

                                OFFICERS AND DIRECTORS OF UNITED
                                      BANK OF PHILADELPHIA



                           PRINCIPAL OCCUPATION AND         YEAR FIRST          TERM
NAME              AGE      OTHER DIRECTORSHIPS              BECAME DIRECTOR     WILL EXPIRE
----              ---      -------------------              ---------------     -----------

James F.
 Bodine ...       75       Vice Chairman of the                  1992              1998
                           Bank and UBS
                           Retired as Managing
                           Partner, Urban Affairs
                           Partnership
                           Phila., PA. since 1987.
S. Amos
 Brackeen ...     78       Founder and Pastor,                   1992              1999
                           Philippian Baptist
                           Church, Phila., PA.

Emma C.
 Chappell ...     56       Founder, Chairman of                  1992              1999
                           the Board, President
                           and CEO of the
                           Bank and UBS. Prior to 1991,
                           Vice President, Continental Bank
                           Phila., PA

Luis A.
 Cortes, Jr...    39       Executive Director                    1992              2000
                           of the Hispanic Clergy
                           of Philadelphia & Vicinity
                           Phila., PA

Kemel G.
 Dawkins ...      73       President, Kemrodco                   1992              2001
                           Development and
                           Construction Company, Inc.,
                           President, Kem-Her
                           Construction Company
                           Inc., Phila., PA.



                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 8



                            PRINCIPAL OCCUPATION AND           YEAR FIRST            TERM
NAME              AGE       OTHER DIRECTORSHIPS                BECAME DIRECTOR       WILL EXPIRE
----              ---       -------------------                ---------------       -----------

Verdaynea F.      34        Co-Founder, United Bank                1997                1998
 Eason ...                  of Philaelphia,
                            Philadelphia, PA

L. Armstead
 Edwards ...      54        Owner and President,                   1992                2000
                            P.A.Z., Inc.,
                            Phila., PA

Marionette
 Y. Frazier       51        Secretary/ Treasurer                   1996                2000
                            since 1981, John
                            Frazier, Inc.,
                            Phila., PA; construction

William C.
 Green ....       72        Co-Founder, Ivy Leaf                   1992                1998
                            Middle School,
                            Phila., PA
Angela M.
 Huggins ...      53        Director of Facilities                 1992                2001
                            Services, RMS Technologies
                            Inc.,  Marlton,  NJ;  Director
                            A  & J Management,  Inc.;
                            Director, Mainline Academy.

William B.
 Moore ...        54        Pastor, Tenth Memorial                 1992                1999
                            Baptist Church,
                            Phila., PA

Ernest L.
 Wright ...       68        Founder, President and                 1992                2000
                            CEO of Ernest L. Wright
                            Construction Company, Phila., PA

Elmer
 Young, Jr...     72        Retired;                               1992                2001
                            Previously Vice President
                            Glenmede Trust Company;
                            Senior Vice President
                            First Pennsylvania Bank


     Each of these officers and directors are also officers and directors of UBS. See "Election of Directors."


                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 9

LOANS TO OFFICERS AND DIRECTORS

     As of December 31, 1996, the Bank had loans to certain officers and directors and their affiliated interests in aggregate dollar amount of approximately $819,000 and held deposits of certain officers and directors of $196,000. Such transactions are made on substantially the same terms, incluidng interest rate and collateral, as those prevailing at the time for other non-related party transactions.

                              4. OTHER INFORMATION.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding UBS's Common Stock owned by: (i) each person who is known by the Board of Directors of UBS to be the beneficial owner of more than 5% of UBS's outstanding Common Stock; (ii) each of UBS's Directors, nominees for Director and principal officers of UBS as a group:

     Shareholders Owning in Excess of Five Percent of Registrant's Common Stock



                                                     Amount of UBS              Percentage
Shareholders                                         Beneficial Ownership       Common Stock
------------                                         --------------------       ------------

CoreStates Bank, N.A.                                50,000                     6.12%
Broad and Chestnut Streets
Philadelphia, PA  19101

Greater Philadelphia Urban Affairs Coalition         47,500                    5.82%
121 North Broad Street
Philadelphia, PA  19107

Philadelphia Municipal                               41,667                     5.10%
Retirement System
2000 Two Penn Center
Philadelphia, PA  19102


                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 10

                       Directors and Officers of the Bank

                                   Shares of Registrant's        Common Stock
Name                                Beneficially Owned            Percentage
----                                ------------------            ----------
James F. Bodine                          10,833                     1.33%
S. Amos Brackeen                          5,000                      .61%
Emma C. Chappell(1)                       7,000                      .86%
Luis A. Cortes, Jr                          500                      .06%
Kemel G. Dawkins                          8,333                     1.02%
Verdaynea F. Eason                           50                      .01%
L. Armstead Edwards                      10,833                     1.33%
Marionette Y. Frazier                     9,350                     1.14%
William C. Green (2)                     13,833                     1.69%
Angela M. Huggins                         4,200                      .51%
William B. Moore                          1,000                      .12%
Ernest L. Wright                          5,000                      .62%
Elmer Young, Jr                             100                      .01%
                                         ------                     ----
         TOTAL                           80,815                     9.41%
                                         ======                     ====

----------

(1) Dr. Chappell also acts as Trustee of a voting trust agreement pursuant to which Fahnstock, Inc deposited 5,209 shares of Common Stock of UBS with Dr. Chappell as Trustee, to be voted by Dr. Chappell pursuant to the terms of the Voting Trust. The term of the Voting Trust is ten years.

     Dr. Chappell acts as Trustee of a voting trust agreement pursuant to which NationsBank Corporation deposited 33,500 shares of Common Stock of UBS with Dr. Chappell as Trustee, to be voted by Dr. Chappell pursuant to the terms of the Voting Trust. The term of the Voting Trust is ten years.

     Dr. Chappell also owns options to purchase up to 29,694 shares of the common stock of UBS at a purchase price of $8.54 per share . This option was awarded on September 15, 1993 and remains in effect for a term of five years from that date.

(2)  Owned jointly with Liller B. Green, his wife.


                                   LITIGATION

         No other material claims have been instituted or threatened by or against UBS or its affiliates other than in the normal course of business.

                                  ADJOURNMENT

     If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the

                     UNITED BANCSHARES, INC. PROXY STATEMENT
session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The Bank pays the costs of any additional solicitation and of any adjourned session.


                                 OTHER MATTERS

     The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that the proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named on the enclosed form of proxy.


                             5. FINANCIAL STATEMENTS

     The consolidated financial statements of UBS are not set forth in this Proxy Statement. However, they are distributed herewith in the Annual Report of UBS for the year ended December 31, 1996.

                          ----------------------------

                             YOUR VOTE IS IMPORTANT

                        NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed Proxy Form, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage, if mailed in the United States. In order to avoid additional expense to UBS or further solicitation, we ask your cooperation in mailing your Proxy Form promptly.

                          ----------------------------



                     UNITED BANCSHARES, INC. PROXY STATEMENT
                                     Page 12

                             UNITED BANCSHARES, INC.
                                      PROXY

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 19, 1997
                                 ---------------
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                                 ---------------
                           VOTE THIS PROXY FORM TODAY!
                     YOUR PROMPT RESPONSE WILL SAVE THE BANK
                       THE EXPENSE OF ADDITIONAL MEETINGS

     The undersigned  hereby constitutes and appoints Emma C. Chappell and James
F. Bodine, or either of them, proxy of the undersigned with full power of substitution to vote all of the shares of United Bancshares, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of United Bancshares, Inc. to be held at the Federal Reserve Bank of Philadelphia, 10 Independence Mall, Philadelphia, PA 19106 on May 19, 1997 at 10:00 A.M., prevailing time, and any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

     Please refer to the Proxy Statement discussion of each of these matters.

     IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

     As to any other matters, said attorneys shall vote in accordance with their best judgment.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                           FOR EACH OF THE FOLLOWING.

     1. PROPOSAL FOR ELECTION OF ONE CLASS A DIRECTOR. To elect the nominee listed below as Director:

Luis A. Cortes, Jr.        [  ] FOR         [   ]  AGAINST        [  ] ABSTAIN

     2. PROPOSAL FOR ELECFTION OF CLASS B DIRECTORS. To elect the three nominees listed below:

Kemel G. Dawkins          [  ] FOR          [  ] AGAINST          [  ] ABSTAIN

Angela M. Huggins         [  ] FOR          [  ] AGAINST          [  ] ABSTAIN

Elmer Young, Jr.          [  ] FOR          [  ] AGAINST          [  ] ABSTAIN


     3. PROPOSAL FOR RATIFICATION OF INDEPENDENT AUDITORS. To ratify the selection of Ernst & Young LLP as independent auditors for 1996.

                          [  ]  FOR         [   ] AGAINST         [  ] ABSTAI


     4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                            (Please Date and Sign Below)


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-4.

     THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER EXACTLY AS HIS OR HER NAME APPEARS ON HIS OR HER STOCK CERTIFICATE AND RETURNED PROMPTLY TO THE BANK IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

                                         Dated: _______________________, 1997


                                         -------------------------------------



                                         -------------------------------------
                                         Signature(s) (Title(s), if applicable)


                                         -------------------------------------
                                         Please print name


         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.